UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2018

DD3 Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

British Virgin Islands (State or other jurisdiction of incorporation)	001-38700 (Commission File Number)	N/A (I.R.S. Employer Identification Number)
c/o DD3 Mex Acquisition Corp Pedregal 24, 4th Floor Colonia Molino del Rey, Del. Miguel Hidalgo Mexico City, Mexico (Address of principal executive offices)	11040 (Zip code)
+52 (55) 8647-0417 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K filed by DD3 Acquisition Corp. (the “Company”) on October 16, 2018 (the “Initial Form 8-K”), on October 16, 2018, the Company completed its initial public offering (the “IPO”) of 5,000,000 units (“Units”), each Unit consisting of one ordinary share, no par value (“Ordinary Shares”), and one warrant (“Warrant”), each Warrant exercisable to purchase one Ordinary Share at an exercise price of $11.50, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-227423). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000.

On October 18, 2018, the underwriters notified the Company of their exercise of the over-allotment option in part and, on October 23, 2018, the underwriters purchased 565,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating gross proceeds of $5,650,000. In addition, the Company issued to the designees of the underwriters an additional 2,825 Ordinary Shares.

As previously reported on the Initial Form 8-K, on October 16, 2018, simultaneously with the consummation of the IPO, the Company consummated the private placement (the “Private Placement”) of an aggregate of 225,000 units (“Private Units”) at a price of $10.00 per Private Unit, generating gross proceeds of $2,250,000. On October 23, 2018, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 14,125 Private Units at $10.00 per additional Private Unit (the “Additional Private Units”), generating gross proceeds of $141,250. The Private Units are identical to the Units except as described on the Initial Form 8-K.

A total of $5,650,000 of the net proceeds from the sale of the Additional Units and the Additional Private Units (including $141,250 that was previously deposited by DD3 Mex Acquisition Corp (the “Sponsor”) as an advance in anticipation of the underwriters exercising their over-allotment option) were deposited in the trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $55,650,000.

An audited balance sheet as of October 16, 2018 reflecting receipt of the net proceeds from the IPO and the Private Placement and the advance by the Sponsor, but not the net proceeds from the sale of the Additional Units, had been prepared by the Company and previously filed on a Current Report on Form 8-K on October 22, 2018. The Company’s unaudited pro forma balance sheet as of October 23, 2018 reflecting receipt of the net proceeds from the sale of the Additional Units is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DD3 Acquisition Corp.

By:	/s/ Martin Werner
	Name:	Martin Werner
	Title:	Chief Executive Officer

Date:    October 29, 2018